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                                                                  EXHIBIT 10.3.1

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                              AMENDED CONFIRMATION

Date:                      May 29, 1996

To:               Foamex L.P. ("Foamex")

Telefax No.:               610-859-3032

Attention:                 George Karpinski

From:                      Citibank, N.A. New York ("Citibank")

Telefax No.:               718-248-9426

Transaction Reference Number:  94A93/94F98/96P047

         The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date referred to below. This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation amends, restates and supersedes any prior Confirmation for this Transaction, including the Confirmations dated November 17, 1994, February 2, 1996 and May 16, 1996 between Citibank and Foamex.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published in the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement (Multicurrency Cross Border) dated as of March 31, 1994 (including the Schedule thereto of even date therewith, the "Agreement") between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:  USD 150,000,000

Trade Date:  November 14, 1994

Effective Date:  November 14, 1994

Amendment Date:  May 16, 1996

Termination Date (amended): December 14, 1999; provided, however, that Citibank may designate December 14, 1997 as the Termination Date of this Swap Transaction by notice to Foamex on two Business Days prior to December 14, 1997.

Foamex Fixed and Floating Amounts:

         Foamex Payment Dates: December 14, 1994, June 14, 1995, December 14, 1995, June 14, 1996, December 14, 1996, June 14, 1997, December 14,
         1997, June 14, 1998 and December 14, 1998, June 14, 1999 and December 14, 1999

         Modified Following Business Day convention applies to both Reset Dates and Payment Dates

         Fixed Rate for Foamex Calculation Period ending December 14, 1994;
         4.250 percent


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         Floating Rate for Foamex Calculation Period ending June 14, 1995: The product of (1) 365/360 and (b) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option; provided, however, that the Floating Rate so determined shall not exceed 5.50 percent, and shall not be lower than 4.750 percent

         Floating Rate for Foamex Calculation Period ending December 14, 1995:
         The product of (a) 365/360 and (b) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option; provided, however, that the Floating Rate so determined shall not be lower than 4.750 percent

         Designated Maturity:  6 months

         Foamex Reset Dates:  The last day of each Foamex Calculation Period

         Fixed Rate for Foamex Calculation Periods beginning on or after June 14, 1996: 5.810 percent

         Foamex Fixed and Floating Rate Day Count Fraction:  30/360

Citibank Floating Amounts:

         Floating Rate Payer Payment Dates: December 14, 1994, June 14, 1995, December 14, 1995, June 14, 1996, December 14, 1996, June 14, 1997,
         December 14, 1997, June 14, 1998 and December 14, 1998, June 14, 1996
         and December 14, 1999

         Modified Following Business Day convention applies to both Reset Dates and Payment Dates

         Floating Rate for Citibank Calculation Periods ending on or before December 14, 1995: The product of (a) 365/360 and (b) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option

         Spread for Citibank Calculation Periods ending on or before June 14, 1995: plus 0.80 percent

         Spread for Citibank Calculation Period ending on December 14, 1995: plus 0.72 percent

         Floating Rate for Citibank Calculation Period from and including December 14, 1995 to but excluding June 14, 1996: The product of (a) 365/360 and (b) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option

         Spread for Citibank Calculation Period from and including December 14, 1995 to but excluding June 14, 1996: plus 2.45 percent

         Floating Rate for Citibank Calculation Period from and including June 14, 1996 to but excluding December 14, 1996: The product of (a) 365/360 and (b) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option

         Spread for Citibank Calculation Period from and including June 14, 1996 to but excluding December 14, 1996: plus 2.39 percent

         Floating Rate for Citibank Calculation Periods from and including December 14, 1996 to but excluding December 14, 1997: The lower of (1) The difference between (a) 12.340 percent and (b) The product of (i) 365/360 and (ii) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option, or (2) 7.34 percent

         Floating Rate for Citibank Calculation Periods beginning on or after December 14, 1997: The difference between (a) 12.340 percent and (b) The product of (i) 365/360 and (ii) a Floating Rate determined pursuant to the USD-LIBOR-BBA Floating Rate Option


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         Designated Maturity:  6 months

         Floating Rate Day Count Fraction:  30/360

         Citibank Reset Dates:  The last day of each Citibank Calculation Period

         Business Days:  New York and London

         Calculation Agent:  Citibank

         3.       Account Details:

Payments to Citibank:

         Account for payments:      Citibank, N.A., New York
                                    ABA #021000089
                                    Account No. 00167679
                                    Financial Futures
                                    Reference Swap 94A93/94F98/96P047

Payments to Foamex:

         Account for payments:      Citibank, N.A., New York
                                    ABA #021000089
                                    Account No. 4058-7993
                                    Account Name:  Foamex L.P.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                     CITIBANK, N.A., NEW YORK


                                     By:______________________________________
                                     Name:            Adam Kulick


                                     By:______________________________________
                                     Name:            Anna Raytcheva


                                     By:______________________________________
                                     Name:            Elaine Effren

Accepted and confirmed as of the date first written:

FOAMEX L.P.

By:
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Name:        George L. Karpinski
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Title:        Vice President - Treasurer
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